UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  February 27, 2009

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The Phoenix Companies, Inc.

 (Exact name of registrant as specified in its charter)

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Delaware	001-16517	06-1599088
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

One American Row, Hartford, CT   06102 -5056

(Address of Principal Executive Office) (Zip Code)

(860) 403-5000

(Registrant’s telephone number, including area code)

NOT APPLICABLE

 (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02

Results of Operations and Financial Condition.

On February 27, 2009, The Phoenix Companies, Inc. (the “Company”) announced its fourth quarter and full year 2008 financial results and made available on its website its Financial Supplement for the quarter and year ended December 31, 2008 (the “Financial Supplement”).  On March 4, 2009, the Company announced a change in its fourth quarter and full year 2008 financial results reported on February 27, 2009. Accordingly, the Company has revised the Financial Supplement (as revised, the “Revised Financial Supplement”) to reflect the change in its fourth quarter and full year 2008 results and has made available the Revised Financial Supplement on its website.  The Revised Financial Supplement is furnished as Exhibit 99.1 hereto, and is incorporated herein by reference.

Item 9.01

Financial Statements and Exhibits.

(a)

Not applicable

(b)

Not applicable

(c)

Not applicable

(d)

Exhibits

The following exhibit is furnished herewith:

99.1	The Phoenix Companies, Inc. Revised Financial Supplement for the quarter and year ended December 31, 2008.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE PHOENIX COMPANIES, INC.

By:	/s/ DAVID R. PELLERIN
David R. Pellerin Senior Vice President and Chief Accounting Officer

Date:  March 5, 2009